SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 13, 2006
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                       0-23434                 11-2230715
     --------------               ----------------         -----------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)


                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
                             ---------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 5  CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

     On April 13, 2006, the Board of Directors of Hirsch International Corp. (the "Company") determined to change the Company's fiscal year from a 52/53 week fiscal year ending on the last Saturday in the last month of each quarterly period to the period ending December 31 in each year. This change in fiscal year is effective for the period ended December 31, 2006. The Company will file a transition report on Form 10-K covering the 11-month period ended December 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           HIRSCH INTERNATIONAL CORP.


                           By:  s/s Beverly Eichel
                                -------------------------------
                                Beverly Eichel
                                Executive President-Finance,
                                Chief Financial Officer and Secretary

Dated:  April 19, 2006